UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2017

ZELTIQ Aesthetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35318	27-0119051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4410 Rosewood Drive
Pleasanton, CA 94588
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (925) 474-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On January 9, 2017, ZELTIQ Aesthetics, Inc. issued a press release announcing its preliminary financial results for the fourth quarter and full year 2016. A copy of the press release is attached as Exhibit 99.1.
The information in this Item 2.02 and the related Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information in this Item 2.02 and the related Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2017, Keith Sullivan, Chief Commercial Officer and President, North America of ZELTIQ, and ZELTIQ, mutually agreed that Mr. Sullivan would cease to be an officer and employee of ZELTIQ effective January 16, 2017. Mr. Sullivan has served in various commercial management roles at ZELTIQ since October 2012 and has made numerous contributions to the success of ZELTIQ. He will continue to serve as a consultant to ZELTIQ where he will assist the Chief Executive Officer on special projects.

On January 5, 2017, ZELTIQ and Mr. Sullivan entered into a severance and consulting agreement. Pursuant to the terms of Mr. Sullivan’s severance and consulting agreement, Mr. Sullivan will remain an employee of ZELTIQ until January 16, 2017, and will then serve as a consultant from January 17, 2017, until July 17, 2018, unless terminated earlier. Further, the severance and consulting agreement provides that Mr. Sullivan will:

•	remain eligible to receive a bonus pursuant to the ZELTIQ 2016 Corporate Bonus Plan for his service in 2016, with a target bonus of 75% of his actual 2016 base cash compensation; and

•
receive a consulting fee equal to $37,000 per month, beginning January 17, 2017, until the expiration or termination of the period during which he provides consulting services to ZELTIQ; provided however that if Mr. Sullivan breaches the terms of his severance and consulting agreement by competing with ZELTIQ or soliciting ZELTIQ’s customers or employees, Mr. Sullivan will cease to receive such consulting fees, will repay all consulting fees already received and will forfeit any equity awards that vested after January 17, 2017.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued on January 9, 2017, announcing preliminary financial results of ZELTIQ Aesthetics, Inc. for the fourth quarter and full year 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZELTIQ AESTHETICS, INC.

Dated: January 9, 2017	By:	/s/ Sergio Garcia
Sergio Garcia
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on January 9, 2017, announcing preliminary financial results of ZELTIQ Aesthetics, Inc. for the fourth quarter and full year 2016.